Supplement to the
Fidelity® Select Portfolios®
Industrials Sector
April 29, 2015
Prospectus

The following information replaces similar information for Defense and Aerospace Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 7.

Jonathan Siegmann (portfolio manager) has managed the fund since October 2015.

The following information replaces the biographical information for Douglas Scott found in the "Fund Management" section on page 30.

Jonathan Siegmann is portfolio manager of Defense and Aerospace Portfolio, which he has managed since October 2015. Since joining Fidelity Investments in 2007, Mr. Siegmann has worked a research analyst and a portfolio manager.

SELCI-15-01  October 16, 2015
1.911519.113

Supplement to the
Fidelity® Select Portfolios®
Information Technology Sector
April 29, 2015
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 13.

Kyle Weaver (lead portfolio manager) has managed the fund since February 2009.

Daniel Sherwood (co-manager) has managed the fund since October 2015.

The following information replaces the biographical information for Kyle Weaver found in the "Fund Management" section on page 30.

Kyle Weaver is lead portfolio manager of IT Services Portfolio, which he has managed since February 2009. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Weaver has worked as a research analyst and portfolio manager.

The following information supplements the biographical information found in the "Fund Management" section on page 30.

Daniel Sherwood is co-manager of IT Services Portfolio, which he has managed since October 2015. Since joining Fidelity Investments in 2008, Mr. Sherwood has worked as a research analyst and a portfolio manager.

SELTEC-15-02  October 16, 2015
1.918659.110